Delaware
Investments(SM)
-------------------------------------
A member of Lincoln Financial Group(R)

2001 Semi-Annual Shareholder Report
- Delaware Retirement Income Fund
- Delaware Small Cap Contrarian Fund

Dear Shareholder

June 1, 2001


Recap of Events - For the past several months, Delaware Investments' Chief Investment Officer Bill Dodge has been telling investors that a large number of U.S. equities have reached attractive valuations following the extended downturn, and has been predicting stronger stock market performance. By the end of May 2001, it appeared that Bill's market calls were right on the money. At that point, U.S. stocks were finishing a two-month run of stronger performance that substantiated such bullish outlooks. Bill remains convinced that the Federal Reserve's interest rate cuts during the first part of 2001 will have a positive effect on the economy later this year, and that the worst is generally over for U.S. stocks.

During the spring, forecasts for the U.S. economy gradually began to brighten. Investors, hungry for any positive word on the economy, reacted with enthusiasm and the market set off on a run upward. The technology-heavy Nasdaq Composite Index, which suffered to a far greater extent than other prominent stock indexes during the prior year, ran up more than 40% between April 4 and May 22.

This performance hardly made up for the 70% decline the Nasdaq experienced since its March 2000 high. Still, the six-week rebound marked the fastest rise by any major U.S. stock index since the late summer of 1932, when the market began its swift ascent from the lows of the Great Depression (Source: Birinyi Associates).

Prior to the onset of this stronger performance, Delaware Investments was reminding investors that stock market recoveries often precede full economic recovery. Conventional wisdom on Wall Street says that, in times of recovery, the market tends to lead the economy by about four months. We believe that such a scenario has taken shape this spring. It appears that investors discovered newfound confidence at a time when economic indicators were still mixed and corporate profit shortfalls were still the norm.

At the end of the six-month period ended May 31, 2001, corporate earnings outlooks for the second and third quarters of 2001 remained cloudy, and threatened to keep the stock market rebound in check. Yet occasional signs of clearing on the economic horizon allowed frustrated investors to envision positive long-term returns for stocks.

Delaware Retirement Income Fund posted a return of +7.81% (Class A shares at net asset value with distributions reinvested) during the fiscal period ended May 31, 2001. Returns outpaced both the Lipper Income Funds Average, which gained 4.40%, and the benchmark Standard & Poor's 500 Index, which fell by 3.90% during the same period. Additional performance information can be found on page 6.

Delaware Small Cap Contrarian Fund posted a return of +22.41% (Institutional Class shares with distributions reinvested) during the fiscal period ended May 31, 2001. Returns trailed both the Russell 2000 Index benchmark, which gained 22.01%, and the Lipper Small-Cap Value Funds Average, which gained 22.67% during the same period. Additional performance information can be found on page 6.

Market Outlook - In our opinion, the stock market is likely to remain volatile over the next few months, but the long-term stock investing environment is generally quite attractive.

We think investors have plenty of reasons to be optimistic. The Fed's monetary policy is still accommodative and Congress has passed a Federal tax cut. Perhaps most importantly, stock valuations are generally much more reasonable than they were six months or one year ago. Overall, stock valuations have contracted to much more attractive levels and we believe investment opportunities are emerging across a wide spectrum of industries.

We expect to see more weakness in corporate earnings reports during the second quarter of 2001. However, we believe that the Fed is achieving a soft landing for the economy and expect to see accelerated earnings growth later this year.

Investors have endured very challenging markets in recent times. Such stock market volatility often creates a need for rebalancing asset allocations. We encourage mutual fund investors to consult their financial advisors this summer to review their portfolios and their long-term investment objectives.

On the pages that follow, each Fund's manager discusses performance for the fiscal period. As always, thank you for remaining committed to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.

Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio Management Reviews


Delaware Retirement Income Fund

Your Fund outpaced both its benchmark and its relative Lipper class during the six months ended May 31, 2001. Your Fund returned +7.81% (Class A shares at net asset value with distributions reinvested). The Lipper Income Funds Average rose 4.40% and the benchmark S&P 500 Index fell by 3.90%. We believe that our strategy of seeking dividend-paying stocks helped the Fund outperform its benchmark, as the environment generally favored our strategy. The Fund's exposure to high-yield bonds was also advantageous.

During the fiscal period, the U.S. economy continued to slow dramatically from its strong pace of one year ago. Earnings disappointments in the technology, media, and telecommunications sectors, and soaring energy prices, contributed to the slowdown. To help stimulate the economy, the Fed cut interest rates five times between January 3 and the end of our fiscal period.

The Fund's strong performance can be attributed to careful security selection and a value-oriented investment discipline. We employ a bottom-up approach to select a blend of stocks and high-yield corporate bonds that we believe are undervalued relative to the market and provide strong income potential. During the six-month period, the Fund's equity position remained well diversified, which we believe may have helped offset some of the market's volatility. The Fund's performance also benefited from our holdings in high-yielding corporate bonds and an overweight position versus our benchmark in cyclically sensitive areas such as basic materials, capital goods, and consumer cyclicals.

The energy sector, not traditionally considered cyclical, received a boost during the period by a continued rise in oil prices. Strong earnings from both Chevron and Conoco helped those companies' stocks, strengthening your Fund's results.

Generally, the Fund's performance was negatively impacted by its holdings in consumer staples and consumer growth stocks. A good example of a consumer staples stock that performed poorly during the period is food services company H.J. Heinz.

During the six-month period, we increased the Fund's bond holdings. A combination of price declines due to economic uncertainties and the high-yield sector's lower sensitivity to interest rates made many bonds attractive in our opinion. However, the high-yield market was extremely issue-selective during the period. Using stringent analysis of individual company fundamentals, we emphasized core names in the industrial sector, such as Charter Communications, a leading cable provider, and energy company Parker Drilling. At the same time, we maintained fewer holdings in telecommunication bonds than many high-yield indexes because of continued weakness and a lack of improving fundamentals in the sector. Instead, we focused on high quality telecom issues such as Global Crossing and Nextel Communications, both of which benefited the Fund with their favorable performance.

Delaware Small Cap Contrarian Fund

By the end of our last fiscal year on November 30, 2000, we had repositioned the Fund somewhat more defensively, increasing our holdings in sectors such as consumer staples and utilities. Our allocation to energy stocks also remained large, as high prices for oil and natural gas brightened the outlook for future earnings in the sector.

Small-cap value stocks performed well in general over the six months ended May 31, 2001, and the Fund finished with a 22.41% return (Institutional Class shares with distributions reinvested). Despite the double-digit percentage gain, performance trailed the Lipper Small-Cap Value Funds Average, which gained 22.67% during the same period. It surpassed performance of the Fund's benchmark, the Russell 2000 Value Index, which gained 20.01%.

Throughout most of the recent fiscal period, the Federal Reserve was busy cutting interest rates to head off the economic slowdown. We think the interest rate cuts bode well for the economy going forward in 2001, and as a result we began unwinding our defensive stance to some degree. During the six months ended May 31, 2001 we began positioning the Fund in ways that we felt would allow us to capitalize on a strengthening economic environment. During the period, we focused on stocks that we thought might benefit during the early stages of economic recovery.

Changes within the portfolio included increases to some of our key holdings in computers and technology, as well as a general increase in exposure to the consumer -- especially with regard to cyclical goods and services. As of May 31, 2001, the Fund's largest sector remained banking, finance and insurance stocks, at 19.1% of net assets, followed by energy stocks at 11.9%.

Among the worst performers during the period were software vendor Dendrite International and IT staffing company Hall, Kinion & Associates.

Among the Fund's strongest performers during the period were Take-Two Interactive Software, a manufacturer of software video games, and Fleming Companies, which supplies food and merchandise to small grocery store chains and convenience stores. Both stocks posted strong gains during the six-month fiscal period. Another strong performer for your Fund was Charlotte Russe, a rapidly growing, mall-based apparel retailer targeting young women. During the period, we sold our position in Charlotte Russe in order to lock in some of the Fund's gains. Our allocation to healthcare stocks, which was 5.3% of the Fund as of period-end, also generally aided performance, with a handful of holdings posting double-digit gains for the period.

Delaware Retirement Income Fund

Fund Objective
The Fund seeks to provide high current income and an investment that has the potential for capital appreciation.

Total Fund Net Assets
As of May 31, 2001
$3.39 million

Number of Holdings
As of May 31, 2001
141

Your Fund Managers

Peter C. Andersen received a Master's degree in finance from Harvard University and a Master's degree in Physics from Yale University. Prior to joining Delaware Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Mr. Andersen is a Chartered Financial Analyst.

Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. He is also co-manager of Delaware REIT Fund.

Nancy M. Crouse began her career in Finance at Philadelphia National Bank. Before joining Delaware in 1993, she served as Vice President at CoreStates Investment Advisers, where she performed securities analysis and managed balanced portfolios. Ms. Crouse is a Chartered Financial Analyst.

Jude T. Driscoll is Executive Vice President/Head of Fixed Income at Delaware Investments. Prior to joining Delaware in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed Income at Conseco Capital Management, where he managed bank loan, high-yield, and general insurance portfolios.


Delaware Small Cap Contrarian Fund

Fund Objective
The Fund seeks long-term capital appreciation.

Total Fund Net Assets
As of May 31, 2001
$2.84 million

Number of Holdings
As of May 31, 2001
95

Your Fund Managers

Andrea Giles has primary responsibility for making day-to-day investment decisions for the Fund. Ms. Giles holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

Christopher S. Beck has been in the investment business for 17 years, starting with Wilmington Trust in 1981. Prior to joining Delaware in May 1997, he managed the small cap value fund for two years at Pitcairn Trust Company. He is senior portfolio manager of the Delaware Small Cap Value Fund.

Performance Summary

Average Annual Total Returns
For Periods Ended May 31, 2001
                                           Lifetime     One Year     Six Months

Delaware Retirement Income Fund
Class A (Est. 12/2/96)
     Excluding Sales Charge                +12.42%       +8.94%        +7.81%
     Including Sales Charge                +10.94%       +2.67%        +1.56%

Institutional Class (Est. 12/2/96)         +12.43%       +9.06%        +7.81%

Lipper Income Funds Average (90 funds)      +7.61%       +6.32%        +4.40%
Standard & Poor's 500 Stock Index          +13.51%      -10.55%        -3.90%

Delaware Small Cap Contrarian Fund
Institutional Class (Est. 12/29/98)        +15.64%      +26.73%       +22.41%

Lipper Small-Cap Value
    Funds Average (275 Funds)              +15.15%      +29.53%       +22.67%
Russell 2000 Index                          +8.38%       +5.69%       +12.16%
Russell 2000 Value Index                   +11.86%      +29.42%       +20.01%


Returns reflect reinvestment of distributions and, where indicated, a 5.75% maximum front-end sales charge for Class A shares. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for the periods shown and no Class B or Class C shares were offered.

The S&P 500 Index is an unmanaged composite of mostly large capitalization U.S. stocks. The unmanaged Russell 2000 Index is a measure of small company stocks. For the Delaware Retirement Income Fund, the Lipper category represents the average return of income funds tracked by Lipper. For Delaware Small Cap Contrarian Fund, the Lipper category represents the average of small-cap value funds tracked by Lipper (Source: Lipper, Inc.). It is not possible to invest in an index. Past performance does not guarantee future results. This information is for shareholder use only.

An expense limitation was in effect for all classes of all Funds during the periods shown. Performance would have been lower had the expense limitation not been in effect.









This semi-annual report is for the information of Delaware Retirement Income Fund and Delaware Small Cap Contrarian Fund shareholders. The current prospectuses for the Funds set forth details about the charges, expenses, investment objectives and operating policies of each Fund. You should read the Funds' prospectuses carefully before you invest or send money. Summary investment results are documented in each Fund's current Statement of Additional Information.

Statement of Net Assets


DELAWARE RETIREMENT INCOME FUND

                                                             Number of   Market
May 31, 2001 (Unaudited)                                     Shares      Value
--------------------------------------------------------------------------------

Common Stock- 52.90%
Automobiles & Automotive Parts - 1.35%
Dana                                                         1,000      $ 21,520
Ford Motor                                                   1,000        24,350
                                                                        --------
                                                                          45,870
                                                                        --------
Banking, Finance & Insurance - 12.82%
Bank of America                                              1,018        60,317
Fleet Boston Financial                                       1,632        67,875
JP Morgan Chase                                                900        44,235
Mellon Financial                                             2,800       128,295
St. Paul                                                     2,000       101,199
Wells Fargo                                                    700        32,956
                                                                        --------
                                                                         434,877
                                                                        --------
Buildings & Materials - 1.29%
Georgia-Pacific PEPS Units                                   1,100        43,659
                                                                        --------
                                                                          43,659
                                                                        --------
Chemicals - 1.66%
Rohm & Haas                                                    700        56,440
                                                                        --------
                                                                          56,440
                                                                        --------
Computers & Technology - 1.87%
Pitney Bowes                                                 1,600        63,264
                                                                        --------
                                                                          63,264
                                                                        --------
Consumer Products - 3.82%
Clorox                                                       1,300        45,032
Kimberly-Clark                                               1,400        84,630
                                                                        --------
                                                                         129,662
                                                                        --------
Energy - 4.29%
Chevron                                                        600        57,630
Conoco - Class B                                             1,103        34,414
Exxon-Mobil                                                    600        53,250
                                                                        --------
                                                                         145,294
                                                                        --------
Food, Beverage & Tobacco - 4.56%
Heinz (H.J.)                                                 1,500        64,965
PepsiCo                                                      2,000        89,520
                                                                        --------
                                                                         154,485
                                                                        --------
Healthcare & Pharmaceuticals - 0.92%
Abbott Laboratories                                            600        31,188
                                                                        --------
                                                                          31,188
                                                                        --------
Industrial Machinery - 4.26%
Deere & Company                                              2,500        93,400
Ingersoll-Rand                                               1,036        51,127
                                                                        --------
                                                                         144,527
                                                                        --------
Leisure, Lodging & Entertainment - 5.01%
Host Marriott                                                8,000       103,520
Starwood Hotels & Resorts Worldwide                          1,750        66,203
                                                                        --------
                                                                         169,723
                                                                        --------
Paper & Forest Products - 1.57%
Temple-Inland                                                1,000        53,110
                                                                        --------
                                                                          53,110
                                                                        --------
Real Estate - 3.88%
Corporate Office Properties                                  5,500        57,145
Glimcher Realty Trust                                        4,500        74,565
                                                                        --------
                                                                         131,710
                                                                        --------
Telecommunications - 1.52%
SBC Communications                                           1,200        51,660
                                                                        --------
                                                                          51,660
                                                                        --------

                                                             Number of   Market
Delaware Retirement Income Fund                              Shares      Value
--------------------------------------------------------------------------------
Common Stock (continued)

Utilities - 4.08%
Duke Energy                                                  2,000    $   91,440
Southern                                                     2,000        47,080
                                                                      ----------
                                                                         138,520
                                                                      ----------
Total Common Stock (cost $1,573,716)                                   1,793,989
                                                                      ----------


Convertible Preferred Stock- 8.40%
Banking, Finance & Insurance - 2.82%
Newell Financial Trust I 5.25%                               2,600        95,550
                                                                      ----------
                                                                          95,550
                                                                      ----------
Cable, Media & Publishing - 2.00%
Cox Communications 7.00%                                     1,200        67,800
                                                                      ----------
                                                                          67,800
                                                                      ----------
Transportation - 1.58%
Union Pacific Capital Trust 6.25%                            1,100        53,625
                                                                      ----------
                                                                          53,625
                                                                      ----------
Utilities - 2.00%
TXU 9.25%                                                    1,300        67,964
                                                                      ----------
                                                                          67,964
                                                                      ----------
Total Convertible Preferred Stock (cost $330,200)                        284,939
                                                                      ----------


                                                             Principal
                                                             Amount
                                                             ---------
Corporate Bonds- 14.51%
Aerospace & Defense - 0.15%
Alliant Techsystems 144A 8.50% 5/15/11                       $5,000        5,075
                                                                          ------
                                                                           5,075
                                                                          ------
Banking, Finance & Insurance - 0.15%
Sovereign Bancorp 10.50% 11/15/06                             5,000        5,538
                                                                          ------
                                                                           5,538
                                                                          ------
Building & Materials - 0.15%
Toll Brothers 8.125% 2/1/09                                   5,000        4,938
                                                                          ------
                                                                           4,938
                                                                          ------
Cable, Media & Publishing - 1.50%
Adelphia Communications 10.875% 10/1/10                       5,000        5,300
Advanstar Communications 144A 12.00% 2/15/11                  5,000        5,225
Antenna TV 9.00% 8/1/07                                       5,000        4,913
*Coaxial llc 12.875% 8/15/08                                  5,000        3,731
CSC Holdings 7.25% 7/15/08                                    5,000        4,885
Insight Communications 144A 12.25% 2/15/11                    5,000        2,913
Mediacom 7.875% 2/15/11                                       5,000        4,450
NTL Communications 11.875% 10/1/10                            5,000        4,075
Primedia 144A 8.875% 5/15/11                                  5,000        4,875
Rogers Cablesystems 10.00% 3/15/05                            5,000        5,424
Sinclair Broadcast Group 10.00% 9/30/05                       5,000        5,075
                                                                          ------
                                                                          50,866
                                                                          ------
Chemicals - 0.31%
Avecia Group PLC 11.00% 7/1/09                                5,000        5,312
Lyondell Chemical 9.875% 5/1/07                               5,000        5,213
                                                                          ------
                                                                          10,525
                                                                          ------
Electronics & Electrical Equipment - 0.74%
Amkor Technologies 9.25% 5/1/06                              10,000        9,650
Avista 144A 9.75% 6/1/08                                      5,000        5,316
BRL Universal Equipment 144A 8.875% 2/15/08                   5,000        5,175
Flextronics International 9.875% 7/1/10                       5,000        5,063
                                                                          ------
                                                                          25,204
                                                                          ------

                                                             Principal    Market
Delaware Retirement Income Fund                              Amount       Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)

Energy - 1.38%
Belco Oil & Gas 8.875% 9/15/07                               $5,000      $ 5,025
Calpine 8.625% 8/15/10                                        5,000        5,007
Chesapeake Energy 8.50% 3/15/12                               5,000        5,000
El Paso Energy 144A 8.50% 6/1/11                              5,000        5,100
Grey Wolf 8.875% 7/1/07                                       5,000        5,163
Parker Drilling 9.75% 11/15/06                               10,000       10,474
Pride International 10.00% 6/1/09                             5,000        5,625
Triton Energy 8.875% 10/1/07                                  5,000        5,250
                                                                         -------
                                                                          46,644
                                                                         -------
Environmental Services - 0.15%
Allied Waste North America 7.875% 1/1/09                      5,000        4,925
                                                                         -------
                                                                           4,925
                                                                         -------
Food, Beverage & Tobacco - 0.29%
Cott 9.375% 7/1/05                                            5,000        5,100
DiGiorgio 10.00% 6/15/07                                      5,000        4,800
                                                                         -------
                                                                           9,900
                                                                         -------
Healthcare & Pharmaceuticals - 1.21%
Davita 144A 9.25% 4/15/11                                     5,000        5,225
Fresensius Medical Care 9.00% 12/1/06                         5,000        5,144
HCA - The Healthcare Company 7.875% 2/1/11                    5,000        5,022
Magellan Health 144A 9.375% 11/15/07                          5,000        5,088
Manor Care 7.50% 6/15/06                                      5,000        4,915
Omnicare 8.125% 3/15/11                                       5,000        5,125
Tenet Healthcare 7.625% 6/1/08                                5,000        5,200
Triad Hospitals 144A 8.75% 5/1/09                             5,000        5,156
                                                                         -------
                                                                          40,875
                                                                         -------
Industrial Machinery - 1.95%
Azurix 10.75% 2/15/10                                         5,000        5,199
Beazer Homes USA 8.625% 5/15/11                               5,000        5,050
Briggs & Stratton 144A 8.875% 3/15/11                         5,000        5,013
Canwest Media 144A 10.625% 5/15/11                            5,000        5,131
D.R. Horton 9.375% 3/15/11                                    5,000        4,988
Healthsouth 8.50% 2/1/08                                      5,000        5,046
IMC Global 7.40% 11/1/02                                      5,000        4,830
IMC Global 144A 10.875% 6/1/08                                5,000        5,174
Levi Strauss 11.625% 1/15/08                                  5,000        5,000
Lone Star Technologies 144A 9.00% 6/1/11                      5,000        5,063
Seagate Technologies 12.50% 11/15/07                          5,000        5,113
Sesi, L.L.C. 144A 8.875% 5/15/11                              5,000        5,150
Tembec Industries 8.50% 2/1/11                                5,000        5,174
                                                                         -------
                                                                          65,931
                                                                         -------
Leisure, Lodging & Entertainment - 1.52%
Alliance Gaming 10.00% 8/1/07                                 5,000        4,875
Anchor Gaming 9.875% 10/15/08                                 5,000        5,380
Bally Total Fitness 9.875% 10/15/07                           5,000        4,975
Felcor Lodging 9.50% 9/15/08                                  5,000        5,200
Host Marriot 8.375% 2/15/06                                   5,000        5,050
International Game Technology 8.375% 5/15/09                  5,000        5,175
MGM Mirage 8.375% 2/1/11                                      5,000        5,088
Mohegan Tribal 8.125% 1/1/06                                  5,000        5,144
Park Place Entertainment 8.875% 9/15/08                       5,000        5,225
Station Casinos 9.875% 7/1/10                                 5,000        5,244
                                                                         -------
                                                                          51,356
                                                                         -------
Metals & Mining - 0.25%
Golden Northwest 12.00% 12/15/06                              5,000        2,875
P & L Coal Holdings 9.625% 5/15/08                            5,000        5,456
                                                                         -------
                                                                           8,331
                                                                         -------

                                                             Principal   Market
Delaware Retirement Income Fund                              Amount      Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)

Packaging & Containers - 0.46%
Packaging Corporation America 9.625% 4/1/09                  $5,000     $  5,388
Riverwood International 10.25% 4/1/06                         5,000        5,125
Stone Container 144A 9.25% 2/1/08                             5,000        5,200
                                                                        --------
                                                                          15,713
                                                                        --------
Paper & Forest Products - 0.15%
Doman Industries 12.00% 7/1/04                                5,000        5,200
                                                                        --------
                                                                           5,200
                                                                        --------
Retail - 0.42%
Buhrman US 12.25% 11/1/09                                     5,000        5,350
J Crew Operating 10.375% 10/15/07                             5,000        4,225
Saks 7.25% 12/1/04                                            5,000        4,763
                                                                        --------
                                                                          14,338
                                                                        --------
Telecommunications - 2.66%
American Tower 144A 9.375% 2/1/09                             5,000        4,938
Charter Communications 8.25% 4/1/07                          10,000        9,549
Crown Castle International 144A 9.375% 8/1/11                 5,000        4,900
Echostar DBS 9.375% 2/1/09                                    5,000        5,062
Emmis Communications 8.125% 3/15/09                           5,000        4,800
Exodus Communications 10.75% 12/15/09                         5,000        3,250
Fairchild Semiconductor 10.375% 10/1/07                       5,000        5,038
Global Crossing 9.125% 11/15/06                               5,000        4,650
Global Crossing 144A 8.70% 8/1/07                             5,000        4,500
Insight Midwest 10.50% 11/1/10                                5,000        5,462
Level 3 Communications 12.875% 3/15/10                        5,000        1,675
Mcleodusa 11.375% 1/1/09                                      5,000        3,775
Metromedia Fiber 10.00% 11/15/08                              5,000        2,825
Nextel Communications
   12.00% 11/1/08                                             5,000        4,663
   9.375% 11/15/09                                            5,000        4,063
   9.50% 2/1/11                                              10,000        8,099
Nextlink Communications 10.75% 11/15/08                       5,000        2,275
*Pinnacle Holdings 10.00% 3/15/08                             5,000        2,875
Radio One 144A 8.875% 7/1/11                                  5,000        5,093
Telewest Communications 9.25% 4/15/09                         5,000        2,763
                                                                        --------
                                                                          90,255
                                                                        --------
Transportation & Shipping - 0.14%
Atlas Air 9.375% 11/15/06                                     5,000        4,875
                                                                        --------
                                                                           4,875
                                                                        --------
Utilities - 0.93%
AES
   8.75% 12/15/02                                             5,000        5,113
   9.375% 9/15/10                                             5,000        5,131
Calpine Canada Energy 8.50% 5/1/08                            5,000        5,026
CMS Energy 9.875% 10/15/07                                    5,000        5,319
Midland Funding II 11.75% 7/23/05                            10,000       11,013
                                                                        --------
                                                                          31,602
                                                                        --------
Total Corporate Bonds (cost $496,444)                                    492,091
                                                                        --------

Convertible Bonds- 19.10%
Automobiles & Automotive Parts - 1.72%
Magna International 4.875% 2/15/05                           60,000       58,350
                                                                        --------
                                                                          58,350
                                                                        --------
Banking, Finance & Insurance - 1.92%
Bell Atlantic Financial Services 5.75% 4/1/03                65,000       65,004
                                                                        --------
                                                                          65,004
                                                                        --------
Cable, Media & Publishing - 1.61%
World Color Press 6.00% 10/1/07                              50,000       54,500
                                                                        --------
                                                                          54,500
                                                                        --------

                                                                              Principal        Market
Delaware Retirement Income Fund                                               Amount           Value
---------------------------------------------------------------------------------------------------------
Convertible Bonds (continued)

Computers & Technology - 5.36%
Siebel Systems 5.50% 9/15/06                                                  $ 85,000         $  181,900
                                                                                               ----------
                                                                                                  181,900
                                                                                               ----------
Industrial Machinery - 6.54%
Mail-Well 5.00% 11/1/02                                                        100,000             89,125
Mascotech 4.50% 12/15/03                                                        90,000             72,900
Thermo Fibertek 4.50% 7/15/04                                                   65,000             59,800
                                                                                               ----------
                                                                                                  221,825
                                                                                               ----------
Telecommunications - 1.95%
Allied Riser 7.50% 6/15/07                                                      60,000             17,925
Clear Channel Communications 1.50% 12/1/02                                      30,000             29,025
Level 3 Communications 6.00% 9/15/09                                            50,000             19,125
                                                                                               ----------
                                                                                                   66,075
                                                                                               ----------
Total Convertible Bonds (cost $630,650)                                                           647,654
                                                                                               ----------

Repurchase Agreements- 4.30%
With BNP Paribas 4.03% 6/1/01 (dated 5/31/01, collateralized by
$28,000 U.S. Treasury Bills due 8/23/01, market value $27,982 and
$20,000 U.S. Treasury Notes 6.25% due 8/31/02, market value $21,082             48,000             48,000

With Chase Manhattan 4.00% 6/1/01 (dated 5/31/01, collateralized by
$49,000 U.S. Treasury Notes 6.125% due 8/31/01, market value $51,360)           50,000             50,000

With UBS Warburg 4.03% 6/1/01 (dated 5/31/01, collateralized by $1,000 U.S.
Treasury Notes 14.25% due 2/15/02, market value $926 and $28,000 U.S. Treasury
Notes 6.25% due 6/30/02, market value $29,642 and $14,000 U.S. Treasury Notes
13.75% due 8/15/04, market value $18,406)                                       48,000             48,000
                                                                               -------         ----------

Total Repurchase Agreements (cost $146,000)                                                       146,000
                                                                                               ----------


Total Market Value of Securities - 99.21%
   (cost $3,177,010)                                                                            3,364,673
Receivables and Other Assets Net of Liabilities - 0.79%                                            26,757
                                                                                               ----------

Net Assets Applicable to 354,135 Shares Outstanding - 100.00%                                  $3,391,430
                                                                                               ----------


Net Asset Value - Delaware Retirement Income Fund Class A
   ($16.63 / 1.736 Shares)                                                                          $9.58
                                                                                               ----------
Net Asset Value - Delaware Retirement Income Fund Institutional Class
   ($3,391,413 / 354,133 Shares)                                                                    $9.58
                                                                                               ----------
Components of Net Assets at May 31, 2001:
Shares of beneficial interest (unlimited authorization - no par)                               $3,116,869
Undistributed net investment income                                                                63,561
Accumulated net realized gain on investments                                                       23,337
Net unrealized appreciation of investments                                                        187,663
                                                                                               ----------
Total net assets                                                                               $3,391,430
                                                                                               ==========
* Zero coupon bond as of May 31, 2001. The interest rate shown is the step-up rate.

Net Asset Value and Offering Price per Share -
   Delaware Retirement Income Fund
Net asset value Class A (A)                                                                        $ 9.58
Sales charge (5.75% of offering price or 6.05% of the amount
   invested per share) (B)                                                                           0.58
                                                                                                   ------
Offering price                                                                                     $10.16
                                                                                                   ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

Statement of Net Assets


SMALL CAP CONTRARIAN


May 31, 2001 (Unaudited)
                                                                                                           Number of       Market
                                                                                                           Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
Common Stock- 90.26%
Banking , Finance & Insurance - 19.06%
Alabama National Bancorp                                                                                   1,500           $ 44,175
Associated Bancorp                                                                                         1,080             37,422
+Bok Financial                                                                                               618             15,759
Colonial BancGroup                                                                                         2,400             29,808
Community Bank System                                                                                        500             14,235
Compass Bancshares                                                                                         1,400             34,132
Cullen Frost Bankers                                                                                       1,000             33,500
Erie Indemnity Company                                                                                       700             25,284
Everest Re Group                                                                                             900             61,110
+Financial Federal                                                                                         1,100             28,215
FNB                                                                                                        1,593             38,627
Hancock Holding                                                                                              400             15,060
Mercury General                                                                                              900             32,940
PartnerRe                                                                                                    600             32,130
Provident Bankshares                                                                                         630             15,126
Renaissance Re Holdings                                                                                      200             13,730
Republic Bancorp                                                                                           3,586             48,087
Sovereign Bancorp                                                                                          2,000             22,660
                                                                                                                         ----------
                                                                                                                            542,000
                                                                                                                         ----------
Buildings & Materials - 0.52%
Lennar                                                                                                       400             14,800
                                                                                                                         ----------
                                                                                                                             14,800
                                                                                                                         ----------
Business Services - 2.48%
+Armor Holdings                                                                                            2,500             31,500
+Dendrite International                                                                                    1,900             19,038
+Hall, Kinion & Associates                                                                                 2,500             20,025
                                                                                                                         ----------
                                                                                                                             70,563
                                                                                                                         ----------
Chemicals - 1.63%
OM Group                                                                                                     400             24,800
Spartech                                                                                                   1,100             21,450
                                                                                                                         ----------
                                                                                                                             46,250
                                                                                                                         ----------
Computers & Technology - 3.96%
+Mercury Computer Systems                                                                                  1,000             47,700
+Parametric Technology                                                                                     2,500             29,750
+Take-Two Interactive Software                                                                             1,700             35,292
                                                                                                                         ----------
                                                                                                                            112,742
                                                                                                                         ----------
Consumer Products - 0.57%
Nu Skin Asia Pacific                                                                                       2,300             16,330
                                                                                                                         ----------
                                                                                                                             16,330
                                                                                                                         ----------
Electronics & Electrical Equipment - 8.47%
Ametek                                                                                                     1,100             29,315
+ASM International                                                                                           500             11,065
+Axcelis Technologies                                                                                      1,600             23,776
+Entegris                                                                                                  1,200             14,640
+International Rectifier                                                                                     400             24,024
+MKS Instruments                                                                                             500             13,352
+Photon Dynamics                                                                                             600             18,912
+Photronics                                                                                                  500             11,630
+Plexus                                                                                                      600             18,114
Richardson Electronics                                                                                     1,100             13,794
+Sensormatic Electronics                                                                                   1,300             20,475
+TTM Technologies                                                                                          1,800             16,128
+Veeco Instruments                                                                                           300             13,833
+Wesco International                                                                                       1,400             11,690
                                                                                                                         ----------
                                                                                                                            240,748
                                                                                                                         ----------


May 31, 2001 (Unaudited)
                                                                                                           Number of       Market
                                                                                                           Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
+Cal Dive International                                                                                    1,400             39,760
+Cooper Cameron                                                                                              600             41,568
+Covanta Energy                                                                                            1,200             26,124
+Hydril                                                                                                      600             17,850
+Louis Dreyfus Natural Gas                                                                                   300             11,934
Noble Affliates                                                                                              600             24,906
NUI                                                                                                          800             17,216
Ocean Energy                                                                                               1,100             20,900
+Osca                                                                                                        600             16,434
+Precision Drilling                                                                                          500             20,620
Santa Fe International                                                                                     1,200             44,256
Tidewater                                                                                                  1,200             56,292
                                                                                                                         ----------
                                                                                                                            337,860
                                                                                                                         ----------
Engineering & Construction - 3.37%
Granite Construction                                                                                       1,050             28,613
+Jacobs Engineering Group                                                                                    900             67,140
                                                                                                                         ----------
                                                                                                                             95,753
                                                                                                                         ----------
Food, Beverage & Tobacco - 4.08%
+Constellation Brands                                                                                      1,200             46,380
Fleming Companies                                                                                          1,300             41,301
McCormick and Company                                                                                        700             28,280
                                                                                                                         ----------
                                                                                                                            115,961
                                                                                                                         ----------
Healthcare & Pharmaceuticals - 5.28%
+Beverly Enterprises                                                                                       2,900             26,100
Cooper Companies                                                                                             600             27,420
+IDEXX Laboratories                                                                                          900             26,775
+Orthodontic Centers Of America                                                                              800             24,560
+Sybron Dental Specialties                                                                                   900             18,720
+Ventiv Health                                                                                             1,700             26,571
                                                                                                                         ----------
                                                                                                                            150,146
                                                                                                                         ----------
Industrial Machinery - 1.88%
+Gardner Denver                                                                                            1,600             31,840
Graco                                                                                                        750             21,675
                                                                                                                         ----------
                                                                                                                             53,515
                                                                                                                         ----------
Leisure, Lodging & Entertainment - 2.60%
+Jack in the Box                                                                                           1,100             28,215
+Orient Express Hotels                                                                                     1,100             24,893
The Steak 'N Shake                                                                                         2,500             20,750
                                                                                                                         ----------
                                                                                                                             73,858
                                                                                                                         ----------
Metals & Mining - 1.07%
Consol Energy                                                                                              1,000             30,400
                                                                                                                         ----------
                                                                                                                             30,400
                                                                                                                         ----------
Miscellaneous - 1.41%
Strayer Education                                                                                            900             40,248
                                                                                                                         ----------
                                                                                                                             40,248
                                                                                                                         ----------
Packaging & Containers - 0.97%
+Pactiv                                                                                                    2,000             27,500
                                                                                                                         ----------
                                                                                                                             27,500
                                                                                                                         ----------
REITs - 6.07%
AMB Property                                                                                                 800             19,760
Camden Property Trust                                                                                        800             27,520
Chateau Communities                                                                                        1,000             30,230
Pan Pacific Retail Properties                                                                              1,600             37,280
Prentiss Properties Trust                                                                                  1,500             38,100
SL Green Realty                                                                                              700             19,775
                                                                                                                         ----------
                                                                                                                            172,665
                                                                                                                         ----------
Retail - 7.49%
+AC Moore Arts And Crafts                                                                                  2,900             32,683
Advanced Marketing Services                                                                                2,100             34,650
+Barnes & Noble                                                                                            1,500             48,225
Fred's                                                                                                     1,100             32,010
+Gymboree                                                                                                  2,300             15,870
Movado Group                                                                                               1,500             26,775
+Zale's                                                                                                      700             22,764
                                                                                                                         ----------
                                                                                                                            212,977
                                                                                                                         ----------


May 31, 2001 (Unaudited)
                                                                                                           Number of       Market
                                                                                                           Shares          Value
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications - 2.12%
+Adtran                                                                                                    1,300             33,085
+Anixter International                                                                                       500             14,950
+Artesyn Technologies                                                                                        900             12,249
                                                                                                                         ----------
                                                                                                                             60,284
                                                                                                                         ----------
Transportation & Shipping - 3.51%
Alexander & Baldwin                                                                                        1,500             35,130
Roadway Express                                                                                              800             20,944
US Freightways                                                                                               800             22,704
Yellow                                                                                                     1,100             20,966
                                                                                                                         ----------
                                                                                                                             99,744
                                                                                                                         ----------
Utilities - 1.84%
Kansas City Power & Light                                                                                  1,000             25,110
Scana                                                                                                        947             27,179
                                                                                                                         ----------
                                                                                                                             52,289
                                                                                                                         ----------
Total Common Stock (cost $2,006,162)                                                                                      2,566,633
                                                                                                                         ----------
                                                                                                        Principal
                                                                                                        Amount
Repurchase Agreements- 10.23%
With BNP Paribas 4.03% 6/01/01 (dated 5/31/01, collateralized by $56,000
  U.S. Treasury Bills due 8/23/01, market value $55,774 and $40,000
  U.S. Treasury Notes 6.25% due 8/31/02, market value $42,020)                                          $ 95,500             95,500

With Chase Manhattan 4.00% 6/1/01 (dated 5/31/01, collateralized by
  $98,000 U.S. Treasury Notes 6.125% due 8/31/02, market value $102,369)                                 100,000            100,000

With UBS Warburg 4.03% 6/1/01 (dated 5/31/01, collateralized by $2,000
  U.S. Treasury Notes 14.25% due 2/15/02, market value $1,845 and $56,000
  U.S. Treasury Notes 6.25% due 6/30/02, market value $59,082 and $28,000
  U.S. Treasury Notes 13.75% due 8/15/03, market value $36,687)                                           95,500             95,500

Total Repurchase Agreements (cost $291,000)                                                                                 291,000
                                                                                                                         ----------


Total Market Value of Securities - 100.49%
 (cost $2,297,162)                                                                                                        2,857,633

Liabilities Net of Receivables and Other Assets - (0.49%)                                                                   (14,050)
                                                                                                                         -----------

Net Assets Applicable to 259,677 Shares Outstanding - 100.00%                                                            $2,843,583
                                                                                                                         -----------


Net Asset Value - Delaware Small Cap Contrarian Fund Class A
($14.71 / 1.343 Shares)                                                                                                      $10.95
                                                                                                                             ------
Net Asset Value - Delaware Small Cap Contrarian Fund Institutional Class
($2,843,569 / 259,676 Shares)                                                                                                $10.95
                                                                                                                             ------
+Non-income producing security for the period ended May 31, 2001

Components of Net Assets at May 31, 2001:
Shares of beneficial interest (unlimited authorization - no par)                                                         $2,208,299
Undistributed net investment income                                                                                          11,267
Accumulated net realized gain on investments                                                                                 63,546
Net unrealized appreciation of investments                                                                                  560,471
                                                                                                                         ----------
Total net assets
                                                                                                                         $2,843,583
                                                                                                                         ----------
Net Asset Value and Offering Price per Share -
Delaware Small Cap Contrarian Fund
Net asset value A Class (A)                                                                                                  $10.95
Sales charge (5.75% of offering or 6.12% of the amount invested per share) (B)                                               $ 0.67
                                                                                                                             ------
Offering price                                                                                                               $11.62
                                                                                                                             ------

-------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statements of Operations


                                                                                               Delaware                 Delaware
                                                                                              Retirement                Small Cap
                                                                                                Income                 Contrarian
Six Months Ended May 31, 2001 (Unaudited)                                                        Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                                                    $  39,982                 $  19,895
Interest                                                                                        43,671                     6,293
                                                                                             ---------                 ---------
                                                                                                83,653                    26,188
                                                                                             ---------                 ---------
Expenses:
Management fees                                                                                 10,588                     9,765
Dividend disbursing, transfer agent fees and expenses                                            1,681                       140
Trustees' fees                                                                                   1,160                     1,012
Reports and statements to shareholders                                                             175                         -
Registration fees                                                                                  270                         -
Accounting and administration expenses                                                             700                         -
Taxes (other than taxes on income)                                                                   8                         -
Custodian fees                                                                                       -                       143
Distribution expenses                                                                                2                         -
Other                                                                                                -                        73
                                                                                             ---------                 ---------
                                                                                                14,584                    11,133
Less expenses waived or absorbed                                                                (2,237)                   (1,202)
Less expenses paid indirectly                                                                     (130)                     (173)
                                                                                             ---------                 ---------
Total expenses                                                                                  12,217                     9,758
                                                                                             ---------                 ---------

Net Investment Income                                                                           71,436                    16,430
                                                                                             ---------                 ---------


Net Realized and Unrealized Gain on Investments:
Net realized gain on investments                                                                23,361                   145,780
Net change in unrealized appreciation/depreciation of investments                              152,613                   359,336
                                                                                             ---------                 ---------

Net Realized and Unrealized Gain on Investments                                                175,974                   505,116
                                                                                             ---------                 ---------

Net Increase in Net Assets Resulting from Operations                                         $ 247,410                 $ 521,546
                                                                                             =========                 =========



                               See accompanying notes

Statements of Changes in Net Assets



                                                                                 Delaware Retirement           Delaware Small Cap
                                                                                    Income Fund                  Contrarian Fund
                                                                               -----------------------------------------------------

                                                                                 Six Months      Year     Six Months         Year
                                                                                   Ended        Ended       Ended            Ended
                                                                                  5/31/01     11/30/00     5/31/01         11/30/00
                                                                                (Unaudited)              (Unaudited)
Increase (Decrease) in Net Assets from Operations:
Net investment income                                                          $   71,436   $  132,710   $   16,430     $   40,400
Net realized gain (loss) on investments                                            23,361      109,429      145,780        (82,173)
Net change in unrealized appreciation/depreciation of investments                 152,613      (13,473)     359,336        262,863
                                                                               -----------------------------------------------------
Net increase in net assets resulting from operations                              247,410      228,666      521,546        221,090
                                                                               -----------------------------------------------------


Distributions to Shareholders from:
Net investment income:
    Class A                                                                             -         (989)           -              -
    Institutional Class                                                          (131,124)    (130,426)     (39,100)       (31,765)

Net realized gain on investments:
    Class A                                                                             -         (231)
    Institutional Class                                                          (109,488)     (30,432)           -       (137,413)
                                                                               -----------------------------------------------------
                                                                                 (240,612)    (162,078)     (39,100)      (169,178)
                                                                               -----------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold:
    Class A                                                                             -            -            -              -
    Institutional Class                                                                 -            3            -              4
Net Realized and Unrealized Gain on Investments:
Net asset value of shares issued upon
    reinvestment of distributions:
    Class A                                                                             -        1,220            -              -
    Institutional Class                                                           240,612      160,858       39,100        169,178
                                                                               -----------------------------------------------------
                                                                                  240,612      162,081       39,100        169,182
                                                                               -----------------------------------------------------
Cost of shares repurchased:
    Class A                                                                       (25,256)           -            -              -
    Institutional Class                                                               (15)      (6,015)           -              -
                                                                               -----------------------------------------------------
                                                                                  (25,271)      (6,015)           -              -
                                                                               -----------------------------------------------------
Increase in net assets derived from capital share transactions                    215,341      156,066       39,100        169,182
                                                                               -----------------------------------------------------

Net Increase in Net Assets                                                        222,139      222,654      521,546        221,094

Net Assets:
Beginning of period                                                             3,169,291    2,946,637    2,322,037      2,100,943
                                                                               -----------------------------------------------------
End of period                                                                  $3,391,430   $3,169,291   $2,843,583     $2,322,037
                                                                               =====================================================




                             See accompanying notes

Financial Highlights





Selected data for each share of the Fund outstanding
throughout each period were as follows:                                              Delaware Retirement Income Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Six Months                                      12/02/96(1)
                                                                           Ended                Year Ended                    To
                                                                         5/31/01(4)    11/30/00    11/30/99    11/30/98    11/30/97
                                                                        (Unaudited)
                                                                        -----------    ---------------------------------------------
Net asset value, beginning of period                                      $ 9.600      $ 9.430     $ 10.160    $ 11.700    $ 8.500

Income (loss) from investment operations:
     Net investment income(2)                                               0.204        0.403        0.431       0.632      0.558
     Net realized and unrealized gain (loss) on investments                 0.510        0.285       (0.156)     (0.402)     2.685
                                                                          -------      -------     --------    --------    -------
     Total from investment operations                                       0.714        0.688        0.275       0.230      3.243
                                                                          -------      -------     --------    --------    -------

Less dividends and distributions:
     Dividends from net investment income                                  (0.400)      (0.420)      (0.620)     (0.570)    (0.043)
     Distributions from net realized gain on investments                   (0.334)      (0.098)      (0.385)     (1.200)         -
                                                                          -------      -------     --------    --------    -------
     Total dividends and distributions                                     (0.734)      (0.518)      (1.005)     (1.770)    (0.043)
                                                                          -------      -------     --------    --------    -------

Net asset value, end of period                                            $ 9.580      $ 9.600     $  9.430    $ 10.160    $11.700
                                                                          =======      =======     ========    ========    =======

Total return(3)                                                              7.81%        7.66%        3.14%       2.22%     38.31%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                              $    17      $    24     $     22    $     23    $     9
     Ratio of expenses to average net assets                                 0.75%        0.75%        0.75%       0.75%      0.75%
     Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                               1.20%        1.24%        1.17%       1.62%      2.18%
     Ratio of net investment income to average net assets                    4.39%        4.22%        4.46%       6.01%      5.48%
Net Realized and Unrealized Gain on Investments:
       prior to expense limitation and expenses paid indirectly              3.94%        3.73%        4.03%       5.14%      4.05%
     Portfolio turnover                                                        60%          41%          42%         91%       196%

-----------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Ratios have been annualized and total return has not been annualized.


                             See accompanying notes



Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Retirement Income Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Six Months
                                                                           Ended                                         12/02/96(1)
                                                                         5/31/01(4)             Year Ended                    To
                                                                        (Unaudited)    11/30/00    11/30/99    11/30/98    11/30/97
                                                                        -----------    ---------------------------------------------
Net asset value, beginning of period                                      $ 9.600      $ 9.420     $ 10.150    $ 11.690    $ 8.500

Income (loss) from investment operations:
     Net investment income(2)                                               0.204        0.403        0.431       0.632      0.558
     Net realized and unrealized gain (loss) on investments                 0.510        0.295       (0.156)     (0.402)     2.675
                                                                          -------      -------     --------    --------    -------
     Total from investment operations                                       0.714        0.698        0.275       0.230      3.233
                                                                          -------      -------     --------    --------    -------

Less dividends and distributions:
     Dividends from net investment income                                  (0.400)      (0.420)      (0.620)     (0.570)    (0.043)
     Distributions from net realized gain on investments                   (0.334)      (0.098)      (0.385)     (1.200)         -
                                                                          -------      -------     --------    --------    -------
     Total dividends and distributions                                     (0.734)      (0.518)      (1.005)     (1.770)    (0.043)
                                                                          -------      -------     --------    --------    -------

Net asset value, end of period                                            $ 9.580      $ 9.600     $  9.420    $ 10.150    $11.690
                                                                          =======      =======     ========    ========    =======

Total return(3)                                                              7.81%        7.78%        3.15%       2.22%     38.19%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                              $ 3,391      $ 3,145     $  2,924    $  2,840    $ 2,763
     Ratio of expenses to average net assets                                 0.75%        0.75%        0.75%       0.75%      0.75%
     Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                               0.90%        0.94%        0.87%       1.32%      1.88%
     Ratio of net investment income to average net assets                    4.39%        4.22%        4.46%       6.01%      5.48%
     Ratio of net investment income to average net assets
       prior to expense limitation and expenses paid indirectly              4.24%        4.03%        4.33%       5.44%      4.35%
     Portfolio turnover                                                        60%          41%          42%         91%       196%

-----------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4)  Ratios have been annualized and total return has not been annualized.


                        See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                       Delaware Small Cap Contrarian Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  Six Months
                                                                                     Ended           Year        12/29/98(1)
                                                                                   5/31/01(4)       Ended            To
                                                                                  (Unaudited)      11/30/00       11/30/99
                                                                                 ------------      --------      -----------
Net asset value, beginning of period                                              $  9.090         $ 8.930        $ 8.500

Income from investment operations:
     Net investment income(2)                                                        0.060           0.159          0.104
     Net realized and unrealized gain on investments                                 1.953           0.720          0.326
                                                                                  --------         -------        -------
     Total from investment operations                                                2.013           0.879          0.430
                                                                                  --------         -------        -------

Less dividends and distributions:
     Dividends from net investment income                                           (0.153)         (0.135)             -
     Distributions from net realized gain on investments                                 -          (0.584)             -
                                                                                  --------         -------        -------
     Total dividends and distributions                                              (0.153)         (0.719)             -
                                                                                  --------         -------        -------

Net asset value, end of period                                                    $ 10.950         $ 9.090        $ 8.930
                                                                                  ========         =======        =======

Total return(3)                                                                      22.41%          10.56%          5.06%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                                      $  2,844         $ 2,322        $ 2,101
     Ratio of expenses to average net assets                                          0.75%           0.75%          0.80%
     Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                        0.84%           0.94%          1.84%
Net Realized and Unrealized Gain on Investments:                                      1.28%           1.81%          1.27%
     Ratio of net investment income to average net assets
       prior to expense limitation and expenses paid indirectly                       0.10%           1.62%          0.18%
     Portfolio turnover                                                                 74%            125%            63%

-----------------------------------------------------------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2)  Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.
(4)  Ratios have been annualized and total return has not been annualized.


Shares of the Delaware Small Cap Contrarian Fund A Class were initially offered on December 29, 1998. On March 16, 1999, the A Class sold shares which were subsequently repurchased on March 23, 1999, leaving a balance of 1 share as of May 31, 2001, which is the initial seed purchase. Shareholder data for this class is not being disclosed because management does not believe it to be meaningful.

                        See accompanying notes

Notes to Financial Statements


May 31, 2001 (Unaudited)

Delaware Group Equity Funds V (the "Trust") is organized as a Delaware business trust and offers three series: Delaware Retirement Income Fund, Delaware Small Cap Contrarian Fund and Delaware Small Cap Value Fund. These financial statements and related notes pertain to Delaware Retirement Income Fund, and Delaware Small Cap Contrarian Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of May 31, 2001, only Class A and Institutional Class have commenced operations.

The objective of Delaware Retirement Income Fund is to provide investors with high current income and an investment that has the potential for capital appreciation. The objective of Delaware Small Cap Contrarian Fund is to provide long-term capital appreciation.


1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance which may differ from accounting principles generally accepted in the United States.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income and capital gains, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Funds do not amortize market discounts currently on fixed income investments securities, but recognize the discount at disposition in compliance with the Internal Revenue Code. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of such discounts and premiums. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of the Funds. Additionally, the above adjustment will have no impact on the Funds distributions which are determined in accordance with federal income tax regulations.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses and credits for the period ended May 31, 2001 were as follows:

                                            Delaware           Delaware
                                           Retirement          Small Cap
                                           Income Fund      Contrarian Fund
                                          ----------------------------------
Commission reimbursements                     $92                 $30
Earnings credits                               38                 143



2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Funds's average daily net assets as follows:

                                            Delaware           Delaware
                                           Retirement          Small Cap
                                           Income Fund      Contrarian Fund
                                          ----------------------------------
On the first $500 million                     0.65%               0.75%
On the next $500 million                      0.60%               0.70%
On the next $1.5 billion                      0.55%               0.65%
Over $2.5 billion                             0.50%               0.60%

DMC has elected to waive that portion, if any, of the management fee and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, distribution expenses, brokerage commissions and extraordinary expenses, exceed 0.75% of each Fund's average daily net assets through November 30, 2001.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

At May 31, 2001, the Funds had liabilities for such fees and other expenses payable to DMC and affiliates as follows:

                                            Delaware           Delaware
                                           Retirement          Small Cap
                                           Income Fund      Contrarian Fund
                                          ----------------------------------
Investment management fee
 Payable to DMC                              $1,484              $1,798
Dividend disbursing, transfer
 agent, accounting fees and
 other expenses
 payable to DSC                                 314                 268
Other expenses payable to DMC
  and affiliates                                 48                  37

Pursuant to the distribution agreement, the Funds pay Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP has elected voluntarily to waive such fees.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3. Investments

During the period ended May 31, 2001, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments for each Fund as follows:

                                            Delaware           Delaware
                                           Retirement          Small Cap
                                           Income Fund      Contrarian Fund
                                          ----------------------------------
Purchases                                  $1,099,360          $893,392
Sales                                         910,883           889,466

At May 31, 2001, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                            Delaware           Delaware
                                           Retirement          Small Cap
                                           Income Fund      Contrarian Fund
                                          ----------------------------------
Cost of investments                        $3,177,010          $2,297,162
                                           ==============================
Aggregate unrealized appreciation            $394,084            $618,362
Aggregate unrealized depreciation            (206,421)            (57,891)
                                           ------------------------------
Net unrealized appreciation                  $187,663            $560,471
                                           ==============================

For federal income tax purposes, each Fund had accumulated capital losses at May 31, 2001 as follows:
                                            Delaware           Delaware
                                           Retirement          Small Cap
                                           Income Fund      Contrarian Fund
                                          ----------------------------------
Expires 2008                                        -           $82,173
                                          ----------------------------------



4. Capital Shares

Transactions in capital shares were as follows:

                                        Delaware Retirement            Delaware Small Cap
                                            Income Fund                  Contrarian Fund
                                        Period                         Period
                                        Ended           Year           Ended            Year
                                       5/31/01          Ended         5/31/01          Ended
                                     (Unaudited)      11/30/00      (Unaudited)       11/30/00
                                   ------------------------------------------------------------
Shares sold:
 Class A                                    -              -               -               -
 Institutional Class                        -              -               -               -

Shares issued upon
reinvestment of distributions:
 Class A                                    -            135               -               -
 Institutional Class                   26,325         17,893           4,121          20,261
                                   ------------------------------------------------------------
                                       26,235         18,028           4,121          20,261
                                   ------------------------------------------------------------

Shares repurchased:
 Class A                               (2,487)             -               -               -
 Institutional Class                       (2)          (620)              -               -
                                   ------------------------------------------------------------
                                       (2,489)          (138)              -               -
                                   ------------------------------------------------------------
Net increase                           23,836         17,408           4,121          20,261
                                   ============================================================

5. Lines of Credit

Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to one-third of their net assets under the agreement. The Funds had no amounts outstanding at May 31, 2001, or at any time during the period.

6. Credit and Market Risk

Delaware Small Cap Contrarian Fund may invest up to 15% of its total net assets in illiquid securities and Delaware Retirement Income Fund may invest up to 10% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Delaware Small Cap Contrarian Fund invests a significant portion of its assets in "small" and mid-sized companies and may be subject to certain risks associated with ownership of securities of "small" and mid-sized companies. Investments in "small" or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence of narrow product lines.